June 3, 2003



United States Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W., Mail Stop 4-5
Washington, D.C. 20549

To Whom It May Concern:

We  have  read  Item  4 of Form 8-K dated May  27,  2003,  of  US
Biodefense (formerly known as Piedmont, Inc.) and are in agreement with the statements contained in Item 4 on page two therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


Sincerely,
Banker & Co.

/s/ Jitendra Shantikumar Banker
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Jitendra Shantikumar Banker, C.P.A.
(License No. 01696129)
Certified Public Accountant
Costa Mesa, California